UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 27, 2020

HOMESTREET, INC.
(Exact name of registrant as specified in its charter)

Washington	001-35424	91-0186600
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
601 Union Street, Ste. 2000, Seattle, WA 98101
(Address of principal executive offices) (Zip Code)
(206) 623-3050
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	HMST	Nasdaq Stock Market LLC

☐	Emerging growth Company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 12(a) of the Exchange Act.

Item 2.02	Results of Operations and Financial Condition
On July 27, 2020, HomeStreet, Inc. issued a press release reporting results of operations for the second quarter 2020. A copy of the earnings release is attached as Exhibit 99.1. A copy of the press release reporting summary results of operations is attached as Exhibit 99.2.

Item 8.01	Other Events
On July 23, 2020, the Board of Directors of HMST declared a cash dividend of $0.15 per outstanding share of HMST’s Common Stock, no par value (the “Common Stock”), payable on August 27, 2020 to shareholders of record at the close of business on August 3, 2020.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.
Exhibit 99.1	Earnings Release issued by HomeStreet, Inc. dated July 27, 2020 regarding its results of operations.
Exhibit 99.2	Summary Press Release issued by HomeStreet, Inc. dated July 27, 2020, regarding its results of operations.
Exhibit 104	Cover Page Interactive Data File (embedded within with Inline XBRL)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 27, 2020

HomeStreet, Inc.

By:	/s/ John M. Michel
John M. Michel
Executive Vice President and Chief Financial Officer